UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

APOGEE THERAPEUTICS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

This Schedule 14A relates solely to preliminary communications made prior to furnishing security holders of Apogee Therapeutics, Inc. (“Apogee” or the “Company”) with a proxy statement related to a proposed transaction in which Andor Merger Co. (“Merger Sub”), a Delaware corporation and wholly owned subsidiary of Andor LLC (“Parent”), a Delaware limited liability company and a wholly owned subsidiary of AbbVie Inc. (“AbbVie”), will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent, upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated June 18, 2026, among Parent, Merger Sub, the Company, and solely for the limited purposes set forth therein, AbbVie.

This Schedule 14A filing consists of the following documents relating to the Merger:

Exhibit 99.1: Principal Investigator Email

*   *   *

Cautionary Statement Regarding Forward-Looking Statements

This communication contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. All statements other than statements of historical fact, including statements regarding market and industry prospects and future results of operations or financial position made in this communication are forward-looking. In many cases, you can identify forward-looking statements by terminology, such as “may,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue” or the negative of such terms and other comparable terminology. Statements in this communication that are forward-looking may include, but are not limited to, statements regarding the benefits of the proposed acquisition of Apogee Therapeutics, Inc. (“Apogee”) by AbbVie Inc. (“AbbVie”) and the associated integration plans, anticipated future operating performance and results of Apogee, the expected accretion to AbbVie’s adjusted diluted earnings per share beginning in 2032, the expected timing of the closing of the proposed acquisition and other transactions contemplated by the merger agreement governing the proposed acquisition (the “Merger Agreement”), and the potential of zumilokibart (APG777) and other Apogee’s pipeline assets.

There may also be other statements of expectations, beliefs, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are difficult to predict and are generally outside Apogee’s control, that could cause actual performance or results to differ materially from those expressed in, or implied or projected by, the forward-looking statements. Such risks and uncertainties include, but are not limited to: the occurrence of any event, change or other circumstance that could give rise to the right of Apogee or AbbVie or both of them to terminate the Merger Agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the failure to obtain applicable regulatory or Apogee stockholder approval in a timely manner or otherwise; the risk that the proposed acquisition may not close in the anticipated timeframe or at all due to one or more of the other closing conditions to the transaction not being satisfied or waived; the possibility of competing acquisition proposals for Apogee; the risk that there may be unexpected costs, charges or expenses resulting from the proposed acquisition; risks related to the ability of Apogee and AbbVie to successfully integrate the businesses and the possibility that such integration may be more difficult, time consuming or costly than expected; risks that the proposed transaction disrupts Apogee’s or AbbVie’s current plans and operations; the risk that certain restrictions during the pendency of the proposed transaction may impact Apogee’s ability to pursue certain business opportunities or strategic transactions; risks related to disruption of each company’s management’s time and attention from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Apogee’s and/or AbbVie’s common stock, credit ratings or operating results; the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Apogee and AbbVie to retain and hire key personnel, to retain customers and to maintain relationships with each of their respective business partners, suppliers and customers and on their respective operating results and businesses generally; the risk of litigation that could be instituted against the parties to the Merger Agreement or their respective directors, managers or officers and/or regulatory actions related to the proposed acquisition, including the effects of any outcomes related thereto; the risk that zumilokibart (APG777) or APG273 and other Apogee’s pipeline assets may not demonstrate the anticipated success, safety, or efficacy in ongoing or future clinical trials; the risk that positive Phase 2 and Phase 1b interim results for zumilokibart (APG777) may not be predictive of results in later-stage or larger clinical trials; challenges to intellectual property; adverse litigation or government action; competition from other products; difficulties inherent in the research and development process; risks related to unpredictable and severe or catastrophic events, including but not limited to acts of terrorism, war or hostilities, cyber attacks, or the impact of any pandemic, epidemic or outbreak of an infectious disease in the United States or worldwide on Apogee’s or AbbVie’s business, financial condition and results of operations, as well as the response thereto by each company’s management; and other business effects, including the effects of industry, market, economic, political or regulatory conditions.

Also, AbbVie’s and Apogee’s actual results may differ materially from those contemplated by the forward-looking statements for a number of additional reasons as described in AbbVie’s and Apogee’s filings with the Securities and Exchange Commission (the “SEC”), including those set forth in the Risk Factors section and under any “Forward-Looking Statements” or similar heading in AbbVie’s and Apogee’s most recently filed Annual Report on Form 10-K filed on February 20, 2026, and March 2, 2026, respectively, and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

AbbVie and Apogee have based these forward-looking statements on their current expectations and projections about future events. Although the parties believe that the assumptions on which the forward-looking statements contained herein are based are reasonable, any of those assumptions could prove to be inaccurate. As a result, the forward-looking statements based upon those assumptions also could be incorrect. Except to the extent required by law, AbbVie and Apogee undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Apogee and AbbVie. A meeting of the stockholders of Apogee will be announced as promptly as practicable to seek Apogee stockholder approval in connection with the proposed transaction. Apogee intends to file relevant materials with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement will be mailed to Apogee’s stockholders. This communication is not a substitute for the proxy statement or any other document that may be filed by Apogee with the SEC.

BEFORE MAKING ANY DECISION, APOGEE STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Any vote in respect of resolutions to be proposed at Apogee’s stockholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in Apogee’s proxy statement. You will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by Apogee with the SEC at the website maintained by the SEC at www.sec.gov or by accessing the Investors section of Apogee’s website at https://investors.apogeetherapeutics.com.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to, and does not constitute or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

Apogee, AbbVie and their respective directors and executive officers and certain of their employees may be deemed to be participants in the solicitation of proxies from Apogee’s stockholders in connection with the proposed transaction. Information regarding Apogee’s directors and executive officers is set forth under the captions “Proposal 1: Election of Directors,” “Corporate Governance,” “Executive Officers,” “Executive Compensation” and “Certain Information About Our Common Stock” in the definitive proxy statement for Apogee’s 2026 Annual Meeting of Stockholders, filed with the SEC on April 24, 2026, and in Apogee’s Current Reports on Form 8-K, filed with the SEC on April 24, 2026, and June 12, 2026. Information regarding AbbVie’s directors and executive officers is set forth under the captions “Information Concerning Director Nominees,” “The Board of Directors and its Committees,” “Director Compensation,” “Securities Ownership” and “Executive Compensation” in the definitive proxy statement for AbbVie’s 2026 Annual Meeting of Stockholders, filed with the SEC on March 23, 2026, and in AbbVie’s Current Report on Form 8-K, filed with the SEC on May 12, 2026. To the extent holdings of Apogee’s securities and AbbVie’s securities by their respective directors or executive officers have changed since the amounts set forth in such filings, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov or by accessing the Investors section of Apogee’s website at https://investors.apogeetherapeutics.com and the Investors section of AbbVie’s website at https://investors.abbvie.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction will be included in the proxy statement that Apogee expects to file in connection with the proposed transaction and other relevant materials Apogee may file with the SEC.

Exhibit 99.1

Principal Investigator Email

Subject: An important Update on the Future of Apogee Therapeutics

[Dear NAME / INSERT CUSTOMARY GREETING],

On June 22, 2026 we announced (press release) that Apogee Therapeutics has entered into an agreement to be acquired by AbbVie. This is an important transaction for our company as we advance our vision to reshape the standard of care for people living with inflammatory and immunological conditions.

We are incredibly proud of all that we have achieved since our founding just four years ago. With compelling clinical data supporting zumilokibart and a differentiated portfolio, we have a strong foundation to move ahead independently. At the same time, our decisions have always been grounded in a fundamental belief: the most important thing we can do is get zumilokibart and the other therapies in our pipeline to as many patients as possible, as quickly as possible. Our commitment to that goal was the driving force behind our decision to enter into this agreement with AbbVie.

As you may know, AbbVie is a global leader in immunology with extensive Phase 3 development and commercial capabilities. Combining our portfolio with AbbVie’s scale, resources and experience will enable us to reach more patients around the world. We are confident this is the right path forward for Apogee and the patients we seek to serve.

In terms of next steps, we expect the transaction to close in the third quarter of 2026, subject to customary closing conditions, including Apogee shareholder approval and receipt of regulatory approvals. Until then, Apogee will continue to operate as an independent company, and it remains business as usual.

Our teams are as focused as ever on advancing our work to improve the lives of people living with I&I conditions. We are continuing to advance our clinical and development programs, and your Apogee contacts will remain the same as you see here. We will keep you informed as we move ahead and, if you have any questions in the meantime, please don’t hesitate to reach out.

Thank you for your ongoing partnership and support of Apogee.

Sincerely,

[NAME
TITLE]

Cautionary Statement Regarding Forward-Looking Statements

This communication contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. All statements other than statements of historical fact, including statements regarding market and industry prospects and future results of operations or financial position made in this communication are forward-looking. In many cases, you can identify forward-looking statements by terminology, such as “may,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue” or the negative of such terms and other comparable terminology. Statements in this communication that are forward-looking may include, but are not limited to, statements regarding the benefits of the proposed acquisition of Apogee Therapeutics, Inc. (“Apogee”) by AbbVie Inc. (“AbbVie”) and the associated integration plans, anticipated future operating performance and results of Apogee, the expected accretion to AbbVie’s adjusted diluted earnings per share beginning in 2032, the expected timing of the closing of the proposed acquisition and other transactions contemplated by the merger agreement governing the proposed acquisition (the “Merger Agreement”), and the potential of zumilokibart (APG777) and other Apogee’s pipeline assets.

There may also be other statements of expectations, beliefs, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are difficult to predict and are generally outside Apogee’s control, that could cause actual performance or results to differ materially from those expressed in, or implied or projected by, the forward-looking statements. Such risks and uncertainties include, but are not limited to: the occurrence of any event, change or other circumstance that could give rise to the right of Apogee or AbbVie or both of them to terminate the Merger Agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the failure to obtain applicable regulatory or Apogee stockholder approval in a timely manner or otherwise; the risk that the proposed acquisition may not close in the anticipated timeframe or at all due to one or more of the other closing conditions to the transaction not being satisfied or waived; the possibility of competing acquisition proposals for Apogee; the risk that there may be unexpected costs, charges or expenses resulting from the proposed acquisition; risks related to the ability of Apogee and AbbVie to successfully integrate the businesses and the possibility that such integration may be more difficult, time consuming or costly than expected; risks that the proposed transaction disrupts Apogee’s or AbbVie’s current plans and operations; the risk that certain restrictions during the pendency of the proposed transaction may impact Apogee’s ability to pursue certain business opportunities or strategic transactions; risks related to disruption of each company’s management’s time and attention from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Apogee’s and/or AbbVie’s common stock, credit ratings or operating results; the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Apogee and AbbVie to retain and hire key personnel, to retain customers and to maintain relationships with each of their respective business partners, suppliers and customers and on their respective operating results and businesses generally; the risk of litigation that could be instituted against the parties to the Merger Agreement or their respective directors, managers or officers and/or regulatory actions related to the proposed acquisition, including the effects of any outcomes related thereto; the risk that zumilokibart (APG777) or APG273 and other Apogee’s pipeline assets may not demonstrate the anticipated success, safety, or efficacy in ongoing or future clinical trials; the risk that positive Phase 2 and Phase 1b interim results for zumilokibart (APG777) may not be predictive of results in later-stage or larger clinical trials; challenges to intellectual property; adverse litigation or government action; competition from other products; difficulties inherent in the research and development process; risks related to unpredictable and severe or catastrophic events, including but not limited to acts of terrorism, war or hostilities, cyber attacks, or the impact of any pandemic, epidemic or outbreak of an infectious disease in the United States or worldwide on Apogee’s or AbbVie’s business, financial condition and results of operations, as well as the response thereto by each company’s management; and other business effects, including the effects of industry, market, economic, political or regulatory conditions.

Also, AbbVie’s and Apogee’s actual results may differ materially from those contemplated by the forward-looking statements for a number of additional reasons as described in AbbVie’s and Apogee’s filings with the Securities and Exchange Commission (the “SEC”), including those set forth in the Risk Factors section and under any “Forward-Looking Statements” or similar heading in AbbVie’s and Apogee’s most recently filed Annual Report on Form 10-K filed on February 20, 2026 and March 2, 2026, respectively, and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

AbbVie and Apogee have based these forward-looking statements on their current expectations and projections about future events. Although the parties believe that the assumptions on which the forward-looking statements contained herein are based are reasonable, any of those assumptions could prove to be inaccurate. As a result, the forward-looking statements based upon those assumptions also could be incorrect. Except to the extent required by law, AbbVie and Apogee undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Apogee and AbbVie. A meeting of the stockholders of Apogee will be announced as promptly as practicable to seek Apogee stockholder approval in connection with the proposed transaction. Apogee intends to file relevant materials with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement will be mailed to Apogee’s stockholders. This communication is not a substitute for the proxy statement or any other document that may be filed by Apogee with the SEC.

BEFORE MAKING ANY DECISION, APOGEE STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Any vote in respect of resolutions to be proposed at Apogee’s stockholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in Apogee’s proxy statement. You will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by Apogee with the SEC at the website maintained by the SEC at www.sec.gov or by accessing the Investors section of Apogee’s website at https://investors.apogeetherapeutics.com.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to, and does not constitute or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

Apogee, AbbVie and their respective directors and executive officers and certain of their employees may be deemed to be participants in the solicitation of proxies from Apogee’s stockholders in connection with the proposed transaction. Information regarding Apogee’s directors and executive officers is set forth under the captions “Proposal 1: Election of Directors,” “Corporate Governance,” “Executive Officers,” “Executive Compensation” and “Certain Information About Our Common Stock” in the definitive proxy statement for Apogee’s 2026 Annual Meeting of Stockholders, filed with the SEC on April 24, 2026, and in Apogee’s Current Reports on Form 8-K, filed with the SEC on April 24, 2026 and June 12, 2026. Information regarding AbbVie’s directors and executive officers is set forth under the captions “Information Concerning Director Nominees,” “The Board of Directors and its Committees,” “Director Compensation,” “Securities Ownership” and “Executive Compensation” in the definitive proxy statement for AbbVie’s 2026 Annual Meeting of Stockholders, filed with the SEC on March 23, 2026, and in AbbVie’s Current Report on Form 8-K, filed with the SEC on May 12, 2026. To the extent holdings of Apogee’s securities and AbbVie’s securities by their respective directors or executive officers have changed since the amounts set forth in such filings, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov or by accessing the Investors section of Apogee’s website at https://investors.apogeetherapeutics.com and the Investors section of AbbVie’s website at https://investors.abbvie.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction will be included in the proxy statement that Apogee expects to file in connection with the proposed transaction and other relevant materials Apogee may file with the SEC.